UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2012

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Encom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	000-54277	27-1519178
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3330 South Federal Highway, Suite 220, Boynton Beach, Florida 33435

 (Address of Principal Executive Offices) (Zip Code)

 (561) 289-4161

(Registrant’s Telephone Number, Including Area Code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation.

Effective November 15, 2012 (the “Record Date”), the Company filed a Certificate of Change with the State of Nevada to change the name of the corporation to EASTERN WORLD SOLUTIONS, INC.

Item 9.01 Financial Statements and Exhibits.

Exhibits

3.1           Certificate of Change filed with the State of Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 2012	Encom Group, Inc.

	By:	/s/ Jared G Robinson
Jared G Robinson, Chief Executive Officer